UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09102

iShares, Inc.

(Exact name of registrant as specified in charter)

c/o: State Street Bank and Trust Company

100 Summer Street, 4th Floor, Boston, MA 02110

(Address of principal executive offices) (Zip code)

The Corporation Trust Incorporated

2405 York Road, Suite 201, Lutherville-Timonium, Maryland 21093

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 670-2000

Date of fiscal year end: April 30, 2023

Date of reporting period: October 31, 2022

Item 1.	Reports to Stockholders.

(a) The Report to Shareholders is attached herewith.

OCTOBER 31, 2022

2022 Semi-Annual Report (Unaudited)

iShares, Inc.

•	iShares Asia/Pacific Dividend ETF | DVYA | NYSE Arca
•	iShares Emerging Markets Dividend ETF | DVYE | NYSE Arca

The Markets in Review

Dear Shareholder,

Significant economic headwinds emerged during the 12-month reporting period ended October 31, 2022, disrupting the economic recovery and strong financial markets of 2021. The U.S. economy shrank in the first half of 2022 before returning to moderate growth in the third quarter, marking a shift to a more challenging post-reopening economic environment. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a 40-year high. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the ongoing war continued to present challenges for both investors and policymakers.

Equity prices fell as interest rates rose, particularly weighing on relatively high-valuation growth stocks as inflation decreased the value of future cash flows and investors shifted focus to balance sheet resilience. Both large- and small-capitalization U.S. stocks fell, although declines for small-capitalization U.S. stocks were slightly steeper. Emerging market stocks and international equities from developed markets also declined significantly, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield rose notably during the reporting period, driving its price down, as investors reacted to higher inflation and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and increasing uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates five times while indicating that additional rate hikes were likely. Furthermore, the Fed wound down its bond-buying programs and is accelerating the reduction of its balance sheet. As investors attempted to assess the Fed’s future trajectory, the Fed’s statements late in the reporting period led markets to believe that additional tightening is likely in the near term.

The pandemic’s restructuring of the economy brought an ongoing mismatch between supply and demand, contributing to the current inflationary regime. While growth has slowed in 2022, we believe that taming inflation requires a more dramatic economic decline to bring demand back to a lower level that is more in line with the economy’s capacity. The Fed has been raising interest rates at the fastest pace in decades, and seems set to overtighten in its effort to get inflation back to target. With this in mind, we believe the possibility of a U.S. recession in the near-term is high, and the outlook for Europe and the U.K. is also troubling. Investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt to rapidly changing conditions.

In this environment, while we favor an overweight to equities in the long-term, the market’s concerns over excessive rate hikes from central banks moderate our outlook. Rising input costs and a deteriorating economic backdrop in China and Europe are likely to challenge corporate earnings, so we are underweight equities overall in the near term. However, we see better opportunities in credit, where higher spreads provide income opportunities and partially compensate for inflation risk. We believe that investment-grade corporates, local-currency emerging market debt, and inflation-protected bonds (particularly in Europe) offer strong opportunities for a six- to twelve-month horizon.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of October 31, 2022

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	(5.50)%	(14.61)%

U.S. small cap equities (Russell 2000® Index)	(0.20)	(18.54)

International equities (MSCI Europe, Australasia, Far East Index)	(12.70)	(23.00)

Emerging market equities (MSCI Emerging Markets Index)	(19.66)	(31.03)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.72	0.79

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(8.24)	(17.68)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(6.86)	(15.68)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(4.43)	(11.98)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(4.71)	(11.76)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Fund Summary as of October 31, 2022	iShares® Asia/Pacific Dividend ETF

Investment Objective

The iShares Asia/Pacific Dividend ETF (the “Fund”) seeks to track the investment results of an index composed of relatively high dividend paying equities in Asia/Pacific developed markets, as represented by the Dow Jones Asia/Pacific Select Dividend 50 IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

		Average Annual Total Returns			Cumulative Total Returns

	6-Month Total Returns	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(17.30)%	(19.26)%	(4.94)%	(1.08)%	(19.26)%	(22.38)%	(10.33)%
Fund Market	(17.28)	(19.36)	(4.98)	(1.08)	(19.36)	(22.53)	(10.27)
Index	(18.16)	(19.10)	(4.68)	(0.83)	(19.10)	(21.31)	(8.03)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/22)	Ending Account Value (10/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/22)	Ending Account Value (10/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$1,000.00	$827.00	$2.26		$1,000.00	$1,022.70	$2.50		0.49%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Financials	32.1%

Industrials	16.1

Real Estate	15.8

Consumer Discretionary	12.3

Materials	8.7

Utilities	6.3

Communication Services	5.0
Information Technology	3.7

(a)	Excludes money market funds.

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)

Australia	35.3%

Japan	32.0

Hong Kong	28.4

New Zealand	2.5
China	1.8

4	2 0 2 2 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2022	iShares® Emerging Markets Dividend ETF

Investment Objective

The iShares Emerging Markets Dividend ETF (the “Fund”) seeks to track the investment results of an index composed of relatively high dividend paying equities in emerging markets, as represented by the Dow Jones Emerging Markets Select Dividend IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

		Average Annual Total Returns			Cumulative Total Returns

	6-Month Total Returns	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(20.93)%	(36.39)%	(5.31)%	(2.66)%	(36.39)%	(23.88)%	(23.62)%
Fund Market	(20.26)	(36.13)	(5.29)	(2.67)	(36.13)	(23.79)	(23.68)
Index	(22.46)	(37.27)	(5.36)	(2.71)	(37.27)	(24.06)	(23.99)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/22)	Ending Account Value (10/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/22)	Ending Account Value (10/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$1,000.00	$790.70	$2.21		$1,000.00	$1,022.70	$2.50		0.49%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Materials	19.7%

Financials	15.6

Utilities	15.2

Energy	13.2

Real Estate	9.2

Consumer Discretionary	6.6

Health Care	5.5

Information Technology	5.3

Industrials	5.3

Consumer Staples	2.3
Communication Services	2.1

(a)	Excludes money market funds.

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)

Brazil	32.1%

China	15.9

Taiwan	9.1

India	8.6

South Africa	6.6

Thailand	6.2

Chile	5.8

Malaysia	5.2

Indonesia	2.5
Turkey	2.2

F U N D S U M M A R Y	5

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	2 0 2 2 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) October 31, 2022	iShares® Asia/Pacific Dividend ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 34.7%
Australia & New Zealand Banking Group Ltd.	36,878	$604,200
Bank of Queensland Ltd.	106,318	500,682
Bendigo & Adelaide Bank Ltd.	99,670	575,356
CSR Ltd.	147,841	437,945
Fortescue Metals Group Ltd.	145,927	1,374,779
Harvey Norman Holdings Ltd.	211,755	563,330
JB Hi-Fi Ltd.	18,481	506,600
Magellan Financial Group Ltd.(a)	139,426	884,074
Nick Scali Ltd.	75,098	483,648
Pendal Group Ltd.	352,374	1,106,826
Perpetual Ltd.(a)	28,601	455,762
Rio Tinto Ltd.	12,888	731,389
Suncorp Group Ltd.	95,711	700,127
Super Retail Group Ltd.	124,229	816,831
Westpac Banking Corp.	39,508	610,041

		10,351,590

China — 1.7%
Orient Overseas International Ltd.	35,500	518,766

Hong Kong — 28.0%
BOC Hong Kong Holdings Ltd.	159,000	494,062
CK Hutchison Holdings Ltd.	83,000	413,160
CK Infrastructure Holdings Ltd.	96,500	458,444
Henderson Land Development Co. Ltd.	169,000	413,756
Hongkong Land Holdings Ltd.	98,000	377,289
Hysan Development Co. Ltd.	282,000	614,646
Kerry Properties Ltd.	287,500	454,792
New World Development Co. Ltd.	212,250	434,152
PCCW Ltd.	1,906,000	728,190
Power Assets Holdings Ltd.	109,000	521,189
Sino Land Co. Ltd.(a)	548,000	585,163
Sun Hung Kai Properties Ltd.	58,500	628,659
Swire Pacific Ltd., Class A	105,500	699,835
Swire Properties Ltd.(a)	225,400	433,199
VTech Holdings Ltd.	202,700	1,079,014

		8,335,550

Japan — 31.5%
Daiwa Securities Group Inc.	133,400	520,483
Electric Power Development Co. Ltd.	32,000	445,046
Fukuoka Financial Group Inc.	27,800	473,034
Haseko Corp.	49,900	513,881
Kansai Electric Power Co. Inc. (The)	54,700	414,367
Kumagai Gumi Co. Ltd.	21,900	370,226
Mitsubishi HC Capital Inc.	118,200	507,203
Mitsui OSK Lines Ltd.	45,700	904,640
Mizuho Financial Group Inc.	51,270	554,509

Security	Shares	Value

Japan (continued)
MS&AD Insurance Group Holdings Inc.	16,600	$439,588
NGK Spark Plug Co. Ltd.	40,300	735,235
Nippon Yusen KK	43,500	787,979
Nishimatsu Construction Co. Ltd.	22,900	557,544
Sojitz Corp.	40,280	593,806
Sumitomo Corp.	44,100	560,677
Sumitomo Mitsui Financial Group Inc.	19,600	550,398
Sumitomo Mitsui Trust Holdings Inc.	15,600	448,797

		9,377,413

New Zealand — 2.5%
Spark New Zealand Ltd.	249,138	741,625

Total Common Stocks — 98.4% (Cost: $39,854,695)		29,324,944

Warrants

Australia — 0.0%
Magellan Financial Group Ltd. ((Issued/Exercisable 04/14/22, 1 Share for 1 Warrant, Expires 04/16/27, Strike Price AUD35.00)(b)	1	—

Total Warrants — 0.0% (Cost: $—)		—

Total Long-Term Investments — 98.4% (Cost: $39,854,695)		29,324,944

Short-Term Securities

Money Market Funds — 6.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 3.29%(c)(d)(e)	1,946,874	1,946,485
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.97%(c)(d)	10,000	10,000

Total Short-Term Securities — 6.5% (Cost: $1,956,854)		1,956,485

Total Investments — 104.9% (Cost: $41,811,549)		31,281,429

Liabilities in Excess of Other Assets — (4.9)%		(1,470,076)

Net Assets — 100.0%		$29,811,353

(a)	All or a portion of this security is on loan.
(b)	Non-income producing security.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	7

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® Asia/Pacific Dividend ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended October 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/22	Shares Held at 10/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$—	$1,946,667	(a)	$—		$187	$(369)	$1,946,485	1,946,874	$6,085	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	10,000	—		0	(a)	—	—	10,000	10,000	289		—

						$187	$(369)	$1,956,485		$6,374		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI Singapore Index	11	11/29/22	$216	$8,764
Mini TOPIX Index	21	12/08/22	272	4,896

				$13,660

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$13,660	$—	$—	$—	$13,660

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended October 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(51,909)	$—	$—	$—	$(51,909)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$16,577	$—	$—	$—	$16,577

8	2 0 2 2 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® Asia/Pacific Dividend ETF

Derivative Financial Instruments Categorized by Risk Exposure (continued)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$337,469

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$—	$29,324,944	$—	$29,324,944
Warrants	—	—	—	—
Money Market Funds	1,956,485	—	—	1,956,485

	$1,956,485	$29,324,944	$—	$31,281,429

Derivative financial instruments(a)
Assets
Futures Contracts	$—	$13,660	$—	$13,660

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (unaudited) October 31, 2022	iShares® Emerging Markets Dividend ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Brazil — 18.2%
Auren Energia SA	2,649,644	$7,653,216
Banco Santander Brasil SA	1,400,896	8,076,408
BB Seguridade Participacoes SA	1,158,160	6,656,814
CPFL Energia SA	1,668,944	11,444,003
Cyrela Brazil Realty SA Empreendimentos e Participacoes	2,026,180	7,295,896
Energisa SA	853,364	8,010,768
Grendene SA	5,269,699	7,406,449
JHSF Participacoes SA	8,293,545	11,784,846
Qualicorp Consultoria e Corretora de Seguros SA	4,246,196	6,477,596
Telefonica Brasil SA	576,799	4,612,829
Transmissora Alianca de Energia Eletrica SA	1,151,775	8,961,347
Vale SA	657,283	8,541,943

		96,922,115

Chile — 5.8%
CAP SA	956,016	5,110,572
Colbun SA	165,405,939	16,253,084
Empresas CMPC SA	5,954,648	9,447,915

		30,811,571

China — 15.8%
Agricultural Bank of China Ltd., Class H	13,772,000	3,930,987
Bank of China Ltd., Class H	13,806,000	4,446,597
BBMG Corp., Class H	24,728,000	2,550,560
China Construction Bank Corp., Class H	6,167,000	3,272,754
China Jinmao Holdings Group Ltd.	21,718,000	2,877,481
China Merchants Port Holdings Co. Ltd.	1,834,000	2,150,176
China Minsheng Banking Corp. Ltd., Class H	15,090,000	4,382,504
China Petroleum & Chemical Corp., Class H	13,278,000	5,262,421
China Shenhua Energy Co. Ltd., Class H	2,354,500	6,184,936
Chongqing Rural Commercial Bank Co. Ltd., Class H	16,887,000	5,118,459
Country Garden Holdings Co. Ltd.(a)	8,119,000	1,046,470
Huadian Power International Corp. Ltd., Class H	19,450,000	5,841,299
Industrial & Commercial Bank of China Ltd., Class H	7,753,000	3,366,084
Lonking Holdings Ltd.	38,668,000	5,319,841
PICC Property & Casualty Co. Ltd., Class H	3,762,000	3,469,734
Poly Property Group Co. Ltd.	16,306,000	2,555,027
Shenzhen Investment Ltd.	31,830,000	4,336,834
Shimao Group Holdings Ltd.(a)(b)	15,114,500	2,138,960
Sinopec Engineering Group Co. Ltd., Class H	13,617,500	4,869,403
Sinopec Shanghai Petrochemical Co. Ltd., Class H	22,070,000	2,895,117
Sunac China Holdings Ltd.(a)(b)(c)	11,167,000	1,404,729
Times China Holdings Ltd.(a)(c)	22,886,000	1,428,410
Yankuang Energy Group Co. Ltd., Class H	906,000	2,547,233
Zhejiang Expressway Co. Ltd., Class H(a)	4,378,000	2,716,154

		84,112,170

Czech Republic — 0.9%
CEZ AS(a)	142,235	4,651,581

Greece — 1.4%
Star Bulk Carriers Corp.	421,794	7,347,651

India — 8.5%
Bharat Petroleum Corp. Ltd.	2,099,246	7,706,895
Coal India Ltd.	3,676,067	10,912,654
Indian Oil Corp. Ltd.	9,992,778	8,241,462
NMDC Ltd.	4,465,131	5,379,144
Nmdc Steel Limited, NVS	4,355,405	1,404,842
Oil India Ltd.	1,309,766	3,049,163

Security	Shares	Value

India (continued)
REC Ltd.	7,091,636	$8,786,612

		45,480,772

Indonesia — 2.5%
Adaro Energy Indonesia Tbk PT	26,328,800	6,716,966
Hanjaya Mandala Sampoerna Tbk PT	101,720,900	6,560,653

		13,277,619

Malaysia — 5.2%
British American Tobacco Malaysia Bhd	2,443,500	5,438,038
Hartalega Holdings Bhd(a)	12,229,200	5,583,059
Kossan Rubber Industries Bhd(a)	31,753,100	8,408,245
Malayan Banking Bhd	4,526,200	8,222,087

		27,651,429

Philippines — 0.6%
PLDT Inc.	110,140	3,105,941

Qatar — 0.7%
Barwa Real Estate Co.	3,891,999	3,597,359

Russia — 0.0%
Federal Grid Co. Unified Energy System PJSC(b)(c)	4,402,974,828	710
Globaltrans Investment PLC(b)(d)	3,247,697	32,477
LUKOIL PJSC(b)	124,880	20
Magnit PJSC(b)	163,377	26
Magnitogorsk Iron & Steel Works PJSC(b)	14,721,471	2,373
MMC Norilsk Nickel PJSC(b)	23,712	4
Mobile TeleSystems PJSC(b)	2,744,644	442
Moscow Exchange MICEX-RTS PJSC(b)(c)	2,788,700	449
Novolipetsk Steel PJSC(b)	3,457,900	557
PhosAgro PJSC(b)	180,278	29
PhosAgro PJSC, New(b)	3,484	35
Rostelecom PJSC(b)	4,681,247	755
Sberbank of Russia PJSC(b)(c)	2,500,255	403
Severstal PAO(b)	695,941	112
Tatneft PJSC(b)	1,165,907	188
Unipro PJSC(b)	299,242,000	48,226

		86,806

Singapore — 1.6%
Riverstone Holdings Ltd./Singapore	22,147,800	8,439,445

South Africa — 6.6%
African Rainbow Minerals Ltd.	565,886	7,968,538
Coronation Fund Managers Ltd.	3,073,528	5,486,639
Exxaro Resources Ltd.	953,808	10,628,485
Kumba Iron Ore Ltd.	324,507	6,104,792
Truworths International Ltd.	1,675,026	4,766,890

		34,955,344

Taiwan — 9.0%
Asustek Computer Inc.	473,000	3,458,228
Chong Hong Construction Co. Ltd.	2,146,000	4,734,282
Huaku Development Co. Ltd.	2,091,000	5,585,164
Inventec Corp.	7,167,475	5,420,411
Merry Electronics Co. Ltd.	1,498,146	3,650,056
Radiant Opto-Electronics Corp.	1,939,000	5,907,878
Simplo Technology Co. Ltd.	488,600	3,882,308
Supreme Electronics Co. Ltd.	2,462,513	2,527,479
Systex Corp.	1,847,000	3,791,523
United Integrated Services Co. Ltd.	1,291,000	5,793,852
WPG Holdings Ltd.	2,440,280	3,322,578

		48,073,759

10	2 0 2 2 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® Emerging Markets Dividend ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Thailand — 6.2%
Kiatnakin Phatra Bank PCL, NVDR	1,837,600	$3,529,327
Land & Houses PCL, NVDR	16,011,700	3,869,786
Quality Houses PCL, NVDR	55,485,400	3,146,973
Sri Trang Agro-Industry PCL, NVDR(a)	16,984,500	8,583,553
Thanachart Capital PCL, NVDR	4,862,500	5,112,299
Tisco Financial Group PCL, NVDR(a)	2,134,000	5,386,217
Total Access Communication PCL, NVDR(a)	2,703,600	3,202,172

		32,830,327

Turkey — 2.2%
Eregli Demir ve Celik Fabrikalari TAS(a)	5,358,453	8,539,489
Tofas Turk Otomobil Fabrikasi AS	634,621	3,348,493

		11,887,982

United Arab Emirates — 0.6%
Dubai Islamic Bank PJSC	2,102,545	3,331,010

Total Common Stocks — 85.8% (Cost: $715,023,804)		456,562,881

Preferred Stocks

Brazil — 13.7%
Bradespar SA, Preference Shares, NVS	1,821,404	8,466,152
Cia. de Transmissao de Energia Eletrica Paulista, Preference Shares, NVS	1,918,863	9,101,180
Cia. Energetica de Minas Gerais, Preference Shares, NVS	3,887,044	8,555,938
Gerdau SA, Preference Shares, NVS	1,763,767	8,792,372
Metalurgica Gerdau SA, Preference Shares, NVS	5,337,029	11,623,575
Petroleo Brasileiro SA, Preference Shares, NVS	1,507,442	8,699,418
Unipar Carbocloro SA, Class B, Preference Shares, NVS	689,346	14,251,333
Usinas Siderurgicas de Minas Gerais SA Usiminas, Class A, Preference Shares, NVS	2,514,304	3,519,198

		73,009,166

Security	Shares	Value

Russia — 0.0%
Transneft PJSC, Preference Shares, NVS(b)	5,767	$1

Total Preferred Stocks — 13.7% (Cost: $89,843,203)		73,009,167

Total Long-Term Investments — 99.5% (Cost: $804,867,007)		529,572,048

Short-Term Securities

Money Market Funds — 3.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 3.29%(e)(f)(g)	15,373,890	15,370,815
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.97%(e)(f)	820,000	820,000

Total Short-Term Securities — 3.1% (Cost: $16,188,263)		16,190,815

Total Investments — 102.6% (Cost: $821,055,270)		545,762,863

Liabilities in Excess of Other Assets — (2.6)%		(13,597,532)

Net Assets — 100.0%		$532,165,331

(a)	All or a portion of this security is on loan.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	Non-income producing security.
(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended October 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/22	Shares Held at 10/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$24,326,856	$—		$(8,955,139	)(a)	$1,569	$(2,471)	$15,370,815	15,373,890	$1,461,580	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	380,000	440,000	(a)	—		—	—	820,000	820,000	7,427		—

						$1,569	$(2,471)	$16,190,815		$1,469,007		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® Emerging Markets Dividend ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI Emerging Markets Index	52	12/16/22	$2,219	$(49,457)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$49,457	$—	$—	$—	$49,457

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended October 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(1,883,561)	$—	$—	$—	$(1,883,561)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$235,738	$—	$—	$—	$235,738

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$5,228,493

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

12	2 0 2 2 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® Emerging Markets Dividend ETF

Fair Value Hierarchy as of Period End (continued)

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$145,307,038	$307,625,348	$3,630,495	$456,562,881
Preferred Stocks	73,009,166	—	1	73,009,167
Money Market Funds	16,190,815	—	—	16,190,815

	$234,507,019	$307,625,348	$3,630,496	$545,762,863

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(49,457)	$—	$—	$(49,457)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

A reconciliation of Level 3 financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Total

Assets:
Opening balance, as of October 31, 2022	$14,258,124	$ 1	$14,258,125
Transfers into Level 3(a)	—	—	—
Transfers out of Level 3	—	—	—
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	—	—	—
Net change in unrealized appreciation (depreciation)(b)(c)	(10,740,629)	—	(10,740,629)
Purchases	28,595,688	—	28,595,688
Sales	(28,482,688)	—	(28,482,688)

Closing balance, as of October 31, 2022	$3,630,495	$ 1	$3,630,496

Net change in unrealized appreciation (depreciation) on investment still held at October 31, 2022	$(10,740,629)	$—	$(10,740,629)

(a)

As of October 31, 2022, the Fund used observable inputs in determining the value of certain investments. As of October 31, 2022, the Fund used significant unobservable inputs in deter-mining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 1 or Level 2 to Level 3 in the fair value hierarchy.

(b)	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.
(c)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at October 31, 2022 is generally due to investments no longer held or categorized as Level 3 at period end.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	13

Statements of Assets and Liabilities (unaudited)

October 31, 2022

	iShares Asia/Pacific Dividend ETF	iShares Emerging Markets Dividend ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$29,324,944	$529,572,048
Investments, at value — affiliated(c)	1,956,485	16,190,815
Cash	2,305	43,433
Foreign currency, at value(d)	65,700	468,903
Cash pledged for futures contracts(d)	—	188,000
Foreign currency collateral pledged for futures contracts(e)	22,661	—
Receivables:
Investments sold	—	6,462,295
Securities lending income — affiliated	5,302	54,077
Variation margin on futures contracts	8,081	—
Capital shares sold	—	30,554
Dividends — unaffiliated	385,353	2,211,055
Dividends — affiliated	72	681

Total assets	31,770,903	555,221,861

LIABILITIES
Collateral on securities loaned, at value	1,946,882	15,368,351
Payables:
Investments purchased	—	7,458,765
Variation margin on futures contracts	—	11,090
Investment advisory fees	12,668	218,324

Total liabilities	1,959,550	23,056,530

NET ASSETS	$29,811,353	$532,165,331

NET ASSETS CONSIST OF
Paid-in capital	$58,189,081	$1,026,257,057
Accumulated loss	(28,377,728)	(494,091,726)

NET ASSETS	$29,811,353	$532,165,331

NET ASSET VALUE
Shares outstanding	1,050,000	23,250,000

Net asset value	$28.39	$22.89

Shares authorized	500 million	500 million

Par value	$0.001	$0.001

(a) Investments, at cost — unaffiliated	$39,854,695	$804,867,007
(b) Securities loaned, at value	$1,846,750	$11,030,441
(c) Investments, at cost — affiliated	$1,956,854	$16,188,263
(d) Foreign currency, at cost	$65,584	$467,726
(e) Foreign currency collateral pledged, at cost	$22,879	$—

See notes to financial statements.

14	2 0 2 2 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations (unaudited)

Six Months Ended October 31, 2022

	iShares Asia/Pacific Dividend ETF	iShares Emerging Markets Dividend ETF

INVESTMENT INCOME
Dividends — unaffiliated	$1,725,764	$32,717,084
Dividends — affiliated	289	7,427
Securities lending income — affiliated — net	6,085	1,461,580
Foreign taxes withheld	(45,205)	(3,012,845)

Total investment income	1,686,933	31,173,246

EXPENSES
Investment advisory	86,534	1,426,252
Commitment costs	—	5,692

Total expenses	86,534	1,431,944

Less:
Investment advisory fees waived	(14)	—

Total expenses after fees waived	86,520	1,431,944

Net investment income	1,600,413	29,741,302

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated(a)	(935,110)	(72,924,208)
Investments — affiliated	187	1,569
Foreign currency transactions	(68,232)	(238,994)
Futures contracts	(51,909)	(1,883,561)
In-kind redemptions — unaffiliated(b)	(45,418)	680,598

	(1,100,482)	(74,364,596)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(c)	(6,815,083)	(93,602,097)
Investments — affiliated	(369)	(2,471)
Foreign currency translations	22,798	9,176
Futures contracts	16,577	235,738

	(6,776,077)	(93,359,654)

Net realized and unrealized loss	(7,876,559)	(167,724,250)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(6,276,146)	$(137,982,948)

(a) Net of foreign capital gain tax and capital gain tax refund, if applicable	$—	$(510)
(b) See Note 2 of the Notes to Financial Statements.
(c) Net of reduction in deferred foreign capital gain tax of	$—	$410,520

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	15

Statements of Changes in Net Assets

	iShares Asia/Pacific Dividend ETF		iShares Emerging Markets Dividend ETF
	Six Months Ended 10/31/22 (unaudited)	Year Ended 04/30/22	Six Months Ended 10/31/22 (unaudited)	Year Ended 04/30/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,600,413	$2,396,345	$29,741,302	$56,984,006
Net realized gain (loss)	(1,100,482)	934,314	(74,364,596)	44,913,188
Net change in unrealized appreciation (depreciation)	(6,776,077)	(5,869,336)	(93,359,654)	(247,695,121)

Net decrease in net assets resulting from operations	(6,276,146)	(2,538,677)	(137,982,948)	(145,797,927)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(1,875,615)	(2,220,607)	(31,025,218)	(58,982,161)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(1,883,045)	(421,764)	22,184,511	41,784,008

NET ASSETS
Total decrease in net assets	(10,034,806)	(5,181,048)	(146,823,655)	(162,996,080)
Beginning of period	39,846,159	45,027,207	678,988,986	841,985,066

End of period	$29,811,353	$39,846,159	$532,165,331	$678,988,986

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

16	2 0 2 2 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares Asia/Pacific Dividend ETF

	Six Months Ended 10/31/22 (unaudited)		Year Ended 04/30/22	Year Ended 04/30/21	Year Ended 04/30/20	Year Ended 04/30/19	Year Ended 04/30/18

Net asset value, beginning of period	$36.22		$40.93	$32.05	$43.76	$46.83	$48.14

Net investment income(a)	1.53		2.09	1.80	2.05	2.49	2.30
Net realized and unrealized gain (loss)(b)		(7.59)	(4.91)	8.51	(11.57)	(2.96)	(1.21)

Net increase (decrease) from investment operations		(6.06)	(2.82)	10.31	(9.52)	(0.47)	1.09

Distributions from net investment income(c)		(1.77)	(1.89)	(1.43)	(2.19)	(2.60)	(2.40)

Net asset value, end of period	$28.39		$36.22	$40.93	$32.05	$43.76	$46.83

Total Return(d)
Based on net asset value	(17.30	)%(e)	(7.02)%	32.93%	(22.50)%	(0.83)%	2.19%

Ratios to Average Net Assets(f)
Total expenses	0.49	%(g)	0.49%	0.49%	0.49%	0.49%	0.49%

Total expenses after fees waived	0.49	%(g)	0.49%	0.49%	0.49%	0.49%	0.49%

Net investment income	9.06	%(g)	5.38%	4.89%	4.99%	5.65%	4.72%

Supplemental Data
Net assets, end of period (000)	$29,811		$39,846	$45,027	$24,038	$32,823	$39,803

Portfolio turnover rate(h)		7%	57%	130%	5%	46%	21%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	17

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Emerging Markets Dividend ETF

	Six Months Ended 10/31/22 (unaudited)		Year Ended 04/30/22		Year Ended 04/30/21		Year Ended 04/30/20	Year Ended 04/30/19	Year Ended 04/30/18

Net asset value, beginning of period	$30.59		$39.62		$30.97		$40.67	$41.91	$39.86

Net investment income(a)	1.35		2.66		1.94		2.25	2.31	1.86
Net realized and unrealized gain (loss)(b)		(7.64)	(8.93)		8.62		(9.42)	(1.33)	2.24

Net increase (decrease) from investment operations		(6.29)	(6.27)		10.56		(7.17)	0.98	4.10

Distributions from net investment income(c)		(1.41)	(2.76)		(1.91)		(2.53)	(2.22)	(2.05)

Net asset value, end of period	$22.89		$30.59		$39.62		$30.97	$40.67	$41.91

Total Return(d)
Based on net asset value	(20.93	)%(e)	(17.19	)%(f)	35.51%		(18.44)%	2.68%	10.50%

Ratios to Average Net Assets(g)
Total expenses	0.49	%(h)	0.49%		0.49%		0.49%	0.49%	0.49%

Total expenses excluding professional fees for foreign withholding tax claims	N/A	(h)	0.49%		0.49%		N/A	N/A	N/A

Net investment income	10.22	%(h)	7.03	%(i)	5.62	%(i)	6.00%	5.79%	4.42%

Supplemental Data
Net assets, end of period (000)	$532,165		$678,989		$841,985		$585,284	$571,435	$456,817

Portfolio turnover rate(j)		13%	66%		107%		15%	69%	55%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Includes payment received from an affiliate, which impacted the Fund’s total return. Excluding the payment from an affiliate, the Fund’s total return would have been -17.17%.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)

Reflects positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the years ended April 30, 2022 and April 30, 2021, respectively :

• Ratio of net investment income to average net assets by 0.01% and 0.02%, respectively.
(j)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

18	2 0 2 2 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification

Asia/Pacific Dividend	Diversified
Emerging Markets Dividend(a)	Diversified

(a)

The Fund intends to be diversified in approximately the same proportion as its underlying index is diversified. The Fund may become non-diversified, as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of its underlying index. Shareholder approval will not be sought if the Fund crosses from diversified to non-diversified status due solely to a change in its relative market capitalization or index weighting of one or more constituents of its underlying index.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of October 31, 2022, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

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Notes to Financial Statements (unaudited) (continued)

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Directors of the Company (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

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Notes to Financial Statements (unaudited) (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

Asia/Pacific Dividend
BofA Securities, Inc.	$747,404	$(747,404)	$—		$—
Goldman Sachs & Co. LLC	22,771	(22,771)	—		—
J.P. Morgan Securities LLC	555,905	(555,905)	—		—
Morgan Stanley	96,300	(96,300)	—		—
UBS AG	424,370	(424,370)	—		—

	$1,846,750	$(1,846,750)	$—		$—

Emerging Markets Dividend
Barclays Capital, Inc.	$758,882	$(758,882)	$—		$—
BNP Paribas SA	31,207	(31,207)	—		—
BofA Securities, Inc.	518,911	(518,911)	—		—
Goldman Sachs & Co. LLC	63,100	(63,100)	—		—
HSBC Bank PLC	18,734	(18,734)	—		—
J.P. Morgan Securities LLC	694,351	(694,351)	—		—
J.P. Morgan Securities PLC	2,890,183	(2,890,183)	—		—
Morgan Stanley	5,853,465	(5,853,465)	—		—
Nomura Securities International, Inc.	169,037	(169,037)	—		—
SG Americas Securities LLC	32,571	(32,571)	—		—

	$11,030,441	$(11,030,441)	$—		$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Funds’ Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the

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Notes to Financial Statements (unaudited) (continued)

value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent directors).

For its investment advisory services to each of the following Funds, BFAis entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fees

Asia/Pacific Dividend	0.49%
Emerging Markets Dividend	0.49

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses, if any, is a fund’s total annual operating expenses. Total expenses as shown in the Statements of Operations does not include acquired fund fees and expenses.

For the iShares Asia/Pacific Dividend ETF, BFA has contractually agreed to waive a portion of its investment advisory fee through August 31, 2025 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in other iShares funds.

For the iShares Emerging Markets Dividend ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through August 31, 2027 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in other iShares funds.

These amounts are included in investment advisory fees waived in the Statements of Operations. For the six months ended October 31, 2022, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:

iShares ETF	Amounts Waived

Asia/Pacific Dividend	$14

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution

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Notes to Financial Statements (unaudited) (continued)

fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the six months ended October 31, 2022, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Amounts

Asia/Pacific Dividend	$1,396
Emerging Markets Dividend	326,543

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the six months ended October 31, 2022, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
Emerging Markets Dividend	$272,933	$—	$—

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the six months ended October 31, 2022, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

Asia/Pacific Dividend	$3,431,447	$2,266,039
Emerging Markets Dividend	100,361,874	77,473,111

For the six months ended October 31, 2022, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

Asia/Pacific Dividend	$3,072,127	$6,342,335
Emerging Markets Dividend	10,467,082	11,032,649

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

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Notes to Financial Statements (unaudited) (continued)

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of April 30, 2022, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

iShares ETF	Amounts

Asia/Pacific Dividend	$16,697,384
Emerging Markets Dividend	125,331,568

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of October 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Asia/Pacific Dividend	$42,267,602	$236,478	$(11,208,991)	$(10,972,513)
Emerging Markets Dividend	841,721,942	33,982,485	(329,991,021)	(296,008,536)

9.	LINE OF CREDIT

The iShares Emerging Markets Dividend ETF, along with certain other iShares funds (“Participating Funds”), is a party to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on August 11, 2023. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) Daily Simple Secured Overnight Financing Rate (“SOFR”) plus 0.10% and 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.

During the six months ended October 31, 2022, the Fund did not borrow under the Syndicated Credit Agreement.

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or nonexistent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) lack of publicly available or reliable information about issuers as a result of not being subject to the same degree of regulatory requirements and accounting, auditing and financial reporting standards; and (iv) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic

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Notes to Financial Statements (unaudited) (continued)

may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

N O T E S T O F I N A N C I A L S T A T E M E N T S	25

Notes to Financial Statements (unaudited) (continued)

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Six Months Ended 10/31/22		Year Ended 04/30/22

iShares ETF	Shares	Amount	Shares	Amount

Asia/Pacific Dividend
Shares sold	150,000	$4,728,854	300,000	$11,013,638
Shares redeemed	(200,000)	(6,611,899)	(300,000)	(11,435,402)

	(50,000)	$(1,883,045)	—	$(421,764)

Emerging Markets Dividend
Shares sold	2,000,000	$49,951,896	5,200,000	$190,640,001
Shares redeemed	(950,000)	(27,767,385)	(4,250,000)	(148,855,993)

	1,050,000	$22,184,511	950,000	$41,784,008

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

26	2 0 2 2 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract

iShares Asia/Pacific Dividend ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider and approve the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 3, 2022 and May 18, 2022, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 13-15, 2022, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were within range of the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, provided at the May 3, 2022 meeting and throughout the year, and matters related to BFA’s portfolio compliance program.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	27

Board Review and Approval of Investment Advisory Contract  (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares Emerging Markets Dividend ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider and approve the

28	2 0 2 2 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract  (continued)

Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 3, 2022 and May 18, 2022, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 13-15, 2022, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, provided at the May 3, 2022 meeting and throughout the year, and matters related to BFA’s portfolio compliance program.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue,

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	29

Board Review and Approval of Investment Advisory Contract  (continued)

including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

30	2 0 2 2 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

October 31, 2022

	Total Cumulative Distributions for the Fiscal Year-to-Date				% Breakdown of the Total Cumulative Distributions for the Fiscal Year-to-Date

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Emerging Markets Dividend	$1.405294	$—	$—	$1.405294	100%	—%	—%	100%

S U P P L E M E N T A L I N F O R M A T I O N	31

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

32	2 0 2 2 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviation

NVDR	Non-Voting Depositary Receipt

NVS	Non-Voting Shares

PJSC	Public Joint Stock Company

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	33

Want to know more?

iShares.com     |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by S&P Dow Jones Indices LLC, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2022 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-SAR-407-1022

(b) Not Applicable

Item 2.	Code of Ethics.

Not applicable to this semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable to this semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to this semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to this semi-annual report.

Item 6.	Investments.

(a) Schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors.

Item 11.	Controls and Procedures.

(a) The President (the registrant’s Principal Executive Officer) and Treasurer and Chief Financial Officer (the registrant’s Principal Financial Officer) have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rules 13a-15(b) or 15d-15(b) under the Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13.	Exhibits.

(a) (1) Not applicable to this semi-annual report.

(a) (2) Section 302 Certifications are attached.

(a) (3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a) (4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares, Inc.

By:	/s/ Armando Senra
Armando Senra, President (Principal Executive Officer)

Date: December 22, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Armando Senra
Armando Senra, President (Principal Executive Officer)

Date: December 22, 2022

By:	/s/ Trent Walker
Trent Walker, Treasurer and Chief Financial Officer (Principal Financial Officer)

Date: December 22, 2022